Exhibit 10.4

授权协议

甲方：昆明鑫源堂医药有限公司
地址：昆明市人民西路 504 号
电话：0871-8214261
传真：

乙方：王振江
住所：滇省昆明市西山区近华浦路春苑小区春华里2幢2单元302号
电话：13602568877
传真：0871-8212815

第一章委托事项

第一条甲方委托乙方的事项为：委托收支款项。
由于甲方存在需要向部分私人企业性质的客户和供应商进行收支现金的情况，为了保证资金的安全，现委托公司总经理王振江先生以其个人名义根据公司的指令，全权代理公司向外收支款项的事宜。

第二章 保证与承诺

第二条甲方保证：
1、向乙方提供委托收款真实、全面的背景情况，以及有效的线索；
2、在本协议有效期内，未经乙方书面同意不得再委托第三方；
3、积极配合乙方的工作，根据乙方的需要及时提供相关信息资料及支持帮助。

第三条乙方保证：
1、自本协议签订日起，在委托收款取得实质性进展时应及时向甲方通报；
2、对甲方委托的委托收款及在调查过程中知悉的甲方的商业秘密进行保密。

第三章费用及支付
经双方协商，甲方不需向乙方支付任何代理费用。

第四章合同生效及解除
第四条本协议自甲乙双方签字盖章之日起生效。协议终止时，王振江先生须将代甲方收取的所有款项在甲方规定的时限内归还给甲方。

第五章争议解决

第五条如果甲乙双方就本合同发生纠纷应协商解决，协商不成任何一方均有权向申请仲裁或

提起诉讼。

第六章其它

第六条本协议未尽事宜，由甲乙双方协商解决。
第七条本协议一式两份，双方各执一份，具同等法律效力。

委托方：昆明鑫源堂医药有限公司（盖章）

法定代表人：宫晶（签字）宫晶

受托方：王振江 （签字）王振江

日期：2006 年 7 月 12 日

Authorization Agreement

The Authorization Agreement, dated as of July 12, 2006, is between Kun Ming Xin Yuan Tang Pharmacies Ltd, a China operation and its shareholder Mr Zhen Jiang Wang.

1.	DEFINITIONS AND REFERENCES TERMS. In addition to any other terms defined herein, the following terms shall have the meaning set forth with respect thereto:

A.	AUTHORIZER: Kun Ming Xin Yuan Tang Pharmacies Ltd

B.	AUTHORIZER ADDRESS.
 No.504,
 West Ren Min Road,,
 Kunming City,
 Yunnan Province
 The People’s Republic of China,
 Post Code: 650106

C.	AUTHORIZEE.
 Mr Zhen Jiang Wang

D.	AUTHORIZATION AGREEMENT.
The Authorization Agreement described in section 2 hereof.

2.
Kun Ming Xin Yuan Tang Pharmacies Ltd (“XYT”) hereby authorizes Mr. Zhen Jiang Wang to collect certain trade receivables on behalf of XYT, while XYT conducts business in China, whereas also Mr Wang has the obligation to settle certain trade payables to suppliers, expenses, purchases of XYT by using the cash collected from the trade receivables.

3.	RATIONALE. Rationale of Authorization Agreement as follows:

A.	In order to make use of Mr. Wang’s client base and social network to promote sales.

B.	Direct cash payment made by Mr. Wang to suppliers for expenses, purchases of XYT avoids transaction costs and helps to obtain discounts and favorable prices.

C.	Cash payment to trade receivables of XYT collected by Mr. Wang should promote liquidity position and reduce cash flow problems.

4.	REPRESENTATION AND WARRANTIES. Authorizee hereby represents and warrants to Kunming Xin Yuan Tang Pharmacies Ltd as follows:

A.
AUTHORITY AND COMPLIANCE. Authorizee is authorized to collect certain trade receivables and use the payment collected to settle certain trade payables, expenses on behalf of Kunming Xin Yuan Tang Pharmacies Ltd. Authorizee is not allowed to collect any payment to trade receivables on behalf of other parties.

B.	BINDING AGREEMENT. This Authorization Agreement executed by Authorizee constitute valid and legally binding obligation of Authorizee, enforceable in their terms.

C.	LITIGATION. There is no proceeding involving Authorizee pending or, to the knowledge of Authorizer, threatened before any court or governmental authority.

5.	OWNERSHIP OF ASSETS. Authorizer has a good title to the cash collected by Authorizee from trade receivables of Kun Ming Xin Yuan Tang Pharmacies Ltd.

6.
REMEDIES UPON DEFAULT. If a default or an event of default shall occur, then the Kun Ming Xin Yuan Tang Pharmacies Ltd shall have all rights, powers and remedies available under each of the Authorization Agreement as well as all rights and remedies available at law or in equity.

7.
FEE ARRANGEMENT. Kun Ming Xin Yuan Tang Pharmacies Ltd does not charge Mr. Wang any fee for temporary possession of cash collected from the trade receivables. This Authorization Agreement does not cause any fee for the authorizer and authorize.

8.
PERIOD AND TERMINATION. This agreement validates from the date of signing on the agreement until the date of termination agreed by Kun Ming Xin Yuan Tang Pharmacies Ltd and Mr. Wang. Kun Ming Xin Yuan Tang Pharmacies Ltd has the privilege right to terminate the agreement in due course. On termination, Mr. Wang will be obliged to return all the payment collected from the trade receivables on behalf of Kun Ming Xin Yuan Tang Pharmacies Ltd at the date as required by Kun Ming Xin Yuan Tang Pharmacies Ltd.

9.	POWER OF INTERPRETATION. Kun Ming Xin Yuan Tang Pharmacies Ltd has the power of interpretation to the Agreement.

10.	REVISIONARY RIGHT. Kun Ming Xin Yuan Tang Pharmacies Ltd has the right to revise the terms of Agreement in due course.

AUTHORIZEE:  Mr Zhen Jiang Wang

ATHORIZER: Ms Jing Gong on behalf of the Board Kunming Xin Yuan Tang Pharmacies Ltd

Witnessed:

Date: July 12, 2006